SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934

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Veramark Technologies, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement)

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PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 16, 2002
SOLICITATION AND REVOCABILITY OF PROXIES
VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
PROPOSAL NO. 1 — ELECTION OF DIRECTORS
PROPOSAL NO. 2 — APPROVAL OF APPOINTMENT OF INDEPENDENT AUDITORS
PROPOSAL NO. 3 — OTHER MATTERS
STOCKHOLDER PROPOSALS
Exhibit A

[Veramark Logo]

VERAMARK TECHNOLOGIES, INC.
3750 Monroe Avenue
Pittsford, New York 14534

NOTICE OF
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 16, 2002

To the stockholders of
VERAMARK TECHNOLOGIES, INC.:

     Notice is hereby given that the Annual Meeting of Stockholders of Veramark Technologies, Inc. (the “Company”) will be held at the Company’s office at 3750 Monroe Avenue, Pittsford, New York, on May 16, 2002, beginning at 10:00 a.m. local time, for the following purposes:

(1)	To elect four Directors, each to serve a term of one year;

(2)	To approve the appointment of independent auditors for the year ending December 31, 2002; and

(3)	To consider and take action upon such other matters as may properly come before the meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on April 2, 2002 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting.

     All stockholders are invited to attend the meeting in person. However, if you are unable to attend the meeting, it is nevertheless important that you be represented. A Proxy is enclosed for that purpose. Please sign, date and return promptly the enclosed Proxy in the accompanying envelope. No postage is necessary if mailed in the United States.

     Your attention is directed to the Proxy Statement submitted with this notice.

By Order of the Board of Directors

Robert N. Latella Secretary

Dated: April 10, 2002

THIS IS AN IMPORTANT MEETING. STOCKHOLDERS ARE URGED TO VOTE BY SIGNING, DATING AND RETURNING THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE TO WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

VERAMARK TECHNOLOGIES, INC.
3750 MONROE AVENUE
PITTSFORD, NEW YORK 14534

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 16, 2002

     This Proxy Statement is furnished to stockholders in connection with the solicitation of proxies by the Board of Directors of Veramark Technologies, Inc. (the “Company”) in connection with the Annual Meeting of Stockholders of the Company to be held on May 16, 2002 at 10:00 a.m., local time, at the Company’s office at 3750 Monroe Avenue, Pittsford, New York (the “Meeting”). A copy of the Company’s Annual Report to Stockholders for the fiscal year ended December 31, 2001 accompanies this Proxy Statement. Additional copies of the Annual Report, Notice, Proxy Statement and Form of Proxy may be obtained from the Company’s Secretary, 3750 Monroe Avenue, Pittsford, New York 14534. A copy of the Company’s Form 10-K filed with the Securities and Exchange Commission (“SEC”) is available without charge upon written request to the Company’s Secretary at the Company’s corporate offices, or from the SEC’s website at www.sec.gov. This Proxy Statement, Annual Report and Form of Proxy will first be sent to stockholders on or about April 10, 2002.

SOLICITATION AND REVOCABILITY OF PROXIES

     The enclosed proxy for the Meeting is being solicited by the directors of the Company. Any person giving a proxy may revoke it at any time prior to the exercise thereof by filing with the Secretary of the Company a written revocation or duly executed proxy bearing a later date. The proxy may also be revoked by a stockholder attending the Meeting, withdrawing the proxy and voting in person.

     The expense of preparing, printing and mailing the form of proxy and the material used in the solicitation thereof will be borne by the Company. In addition to solicitation by mail, proxies may be solicited by the directors, officers and regular employees of the Company (who will receive no additional compensation therefore) by means of personal interview, telephone or facsimile. It is anticipated that banks, brokerage houses and other institutions, custodians, nominees, fiduciaries or other record holders will be requested to forward the soliciting material to persons for whom they hold shares and to seek authority for the execution of proxies; in such cases, the Company will reimburse such holders for their charges and expenses.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     The close of business on April 2, 2002 has been fixed as the record date for determination of the stockholders entitled to notice of, and to vote at, the Meeting. On that date there were outstanding and entitled to vote 8,323,689 shares of common stock, par value $.10 per share, of the Company (the “Common Stock”) each of which is entitled to one vote on each matter at the Meeting.

     Pursuant to the Company’s Bylaws, directors will be elected by a majority of the votes cast at the Meeting and the proposal to approve the appointment of the independent auditors for 2002 will require a majority of the votes cast at the Meeting.

     The presence, in person or by properly executed proxy, of the holders of shares of Common Stock entitled to cast a majority of all the votes entitled to be cast at the Meeting is necessary to constitute a quorum. Holders of shares of Common Stock represented by a properly signed, dated and returned proxy will be treated as present at the Meeting for purposes of determining a quorum. Proxies relating to “street name” shares that are voted by brokers will be counted as shares present for purposes of determining the presence of a quorum but will not be treated as votes cast at the Meeting as to any proposal as to which the brokers abstain.

Security Ownership of Certain Beneficial Owners and Management

     The following table sets forth information as of March 27, 2002, with respect to the persons or groups (as those terms are used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), believed by the Company to be the beneficial owners of more than 5% of the outstanding Common Stock, by certain executive officers, directors, nominees for director and by all directors and certain executive officers as a group.

	Amount and Nature of
	Shares of Common		Percent
Name and Address	Stock Beneficially Owned		of Class (1)

Albert J. Montevecchio	717,456	(2)	8.6%
20 Fairfield Drive
Fairport, New York 14450

JO & Co	420,500	(3)	5.1%
Box 1655
South Bend, Illinois 46634

Summit Capital Management, LLC	570,000	(4)	6.8%
601 Union Street, Suite 3900
Seattle, Washington 98101

John E. Gould	48,183	(5)	*

William J. Reilly	52,383	(6)	*

James R. Scielzo	30,000	(7)	*

David G. Mazzella	565,800	(8)	6.8%

Paul T. Babarik	127,650	(9)	1.5%

Richard Elzinga	340,974	(10)	4.1%

Ronald C. Lundy	43,283	(11)	*

Douglas F. Smith	37,304	(12)	*

All Directors and Executive Officers as a Group (8 Individuals)	1,245,577	(13)	15.0%

*	Indicates less than 1.0%.

(1)	Based on the number of shares of Common Stock outstanding as of March 27, 2002, which was 8,323,689 shares of Common Stock.

(2)	Includes 196,856 shares of Common Stock owned by Montevecchio Associates, a limited partnership of which Albert J. Montevecchio is a General Partner.

(3)	A State of Indiana Partnership.

(4)	Based upon a Statement on Schedule 13G filed with the SEC that indicated that (i) John C. Rudolf has sole voting and dispositive power with respect to 230,000 shares of Common Stock and shares voting and dispositive power with respect to 340,000 shares of Common Stock; (ii) Summit Capital Management, LLC shares voting and dispositive power with respect to 570,000 shares of Common Stock; and (iii) Summit Capital Partners, LP beneficially owns 340,000 shares of Common Stock.

(5)	Includes 40,000 shares of Common Stock Mr. Gould has the right to acquire pursuant to exercisable options under the Option Plan and 3,183 shares of Common Stock Mr. Gould has the right to acquire upon exercise of a warrant.

(6)	Includes 40,000 shares of Common Stock Mr. Reilly has the right to acquire pursuant to exercisable options under the Option Plan and 3,183 shares of Common Stock Mr. Reilly has the right to acquire upon exercise of a warrant.

(7)	Includes 30,000 shares of Common Stock Mr. Scielzo has the right to acquire pursuant to exercisable options under the Option Plan.

(8)	Includes 550,000 shares of Common Stock Mr. Mazzella has the right to acquire pursuant to exercisable options under the Option Plan.

(9)	Includes 112,500 shares of Common Stock Mr. Babarik has the right to acquire pursuant to exercisable options under the Option Plan.

(10)	Includes 25,000 shares of Common Stock Mr. Elzinga has the right to acquire pursuant to exercisable options under the Option Plan.

(11)	Includes 40,000 shares of Common Stock Mr. Lundy has the right to acquire pursuant to exercisable options under the Option Plan.

(12)	Includes 33,000 shares of Common Stock Mr. Smith has the right to acquire pursuant to exercisable options under the Option Plan.

(13)	Includes 870,500 shares of Common Stock the directors and executive officers have the right to acquire pursuant to exercisable options under the Option Plan and 6,366 shares of Common Stock upon exercise of warrants.

PROPOSAL NO. 1 — ELECTION OF DIRECTORS

Nominees

     At the Meeting, four directors, comprising the entire membership of the Board of Directors of the Company, are to be elected. Each elected director will serve until the Company’s next Annual Meeting of Stockholders and until a successor is elected and qualified.

     The Company’s directors recommend a vote FOR the four nominees listed below. Except where authority to do so has been withheld, the shares of Common Stock represented by the enclosed Proxy will be voted FOR the election as directors of the four nominees named below. All of the nominees are members of the present board and were elected at the Company’s 2001 Annual Meeting of Stockholders. If any nominee becomes unavailable to stand for re-election or to serve for any reason or if a vacancy on the board occurs before the election (which events are not anticipated), the holders of the Proxy may vote for such other person in accordance with their best judgment.

			Director
Name of Nominee	Age	Principal Occupation For Past Five Years	Since

John E. Gould	57	For more than five years, a partner in Gould & Wilkie, LLP, a general practice law firm located in New York City. Mr. Gould is also Chairman of the American Geographical Society, a Director and Vice President of The Harvard Club of New York City, and a Director of the Gerber Life Insurance Company.	1997

David G. Mazzella	61	President of the Company since February 1997. Chief Executive Officer of the Company since June 1997. Chief Operating Officer of the Company from February 1997 until June 1997. Chairman of the Board of the Company since December 1999. From June 1994 to February 1997, engaged in management consulting.	1997

William J. Reilly	53	Chief Operating Officer of Checkpoint Systems, Inc., a manufacturer and distributor of systems for electronic article surveillance, electronic access control, closed circuit television and radio frequency identification for more than five years.	1997

James R. Scielzo	59	Retired. For the five years preceding his retirement in 1999, Mr. Scielzo was Senior Vice President and Chief Technology Officer for Young & Rubicam Inc., a global corporate communications, advertising, direct marketing, sales promotion, and public relations firm.	1999

Other Directorships and Trusteeships

     None of the Directors and nominees to the Company’s Board of Directors serve on the Boards of Directors or the Boards of Trustees of any other publicly-held companies.

Committees and Meeting Data

     During 2001, the full Board of Directors held seven meetings. The Audit Committee of the board, consisting of Messrs. Gould, Reilly and Scielzo, which is responsible for evaluating audits performed by the Company’s independent auditors and for reviewing the Company’s internal accounting principles and controls, met three times during the year. The Compensation and Stock Option Committee of the board, consisting of Messrs. Gould, Reilly and Scielzo, which reviews and sets compensation for the Company’s officers and approves grants of stock options to employees, including officers, met six times during 2001. The Executive Committee, consisting of Messrs. Gould, Mazzella and Reilly, has authority to act on behalf of the full Board of Directors during intervals between meetings of the full board. The Executive Committee did not meet in 2001. The board has a Nominating Committee, consisting of Messrs. Gould, Mazzella and Scielzo, which did not meet during 2001. The Nominating Committee will consider recommendations for director submitted by stockholders to the Company’s Secretary, and will recommend nominees in the event of any vacancy on the Board.

     During 2001, all directors nominated for re-election attended 100% of the board meetings or meetings of committees of which they were members.

     Audit Committee Report. The Audit Committee of the Board of Directors is responsible for providing independent, objective oversight of the Company’s accounting functions and internal controls. The Audit Committee is composed of three directors, Messrs. Gould, Reilly and Scielzo, each of whom is independent and meets the requirements of the National Association of Securities Dealers. The Audit Committee operates under a written charter approved by the Board of Directors, a copy of which is attached as Exhibit A.

     Management is responsible for the Company’s financial reporting process including its system of internal control, and for the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States. The Company’s independent auditors are responsible for auditing those financial statements. Our responsibility is to monitor and review these processes. It is not our duty or our responsibility to conduct auditing or accounting reviews or procedures. We are not employees of the Company and we may not be, and we may not represent ourselves to be or to serve as, accountants or auditors by profession or experts in the fields of accounting or auditing. Therefore, we have relied, without independent verification, on management’s representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America and on the representations of the independent auditors included in their report on the Company’s financial statements. Our oversight does not provide us with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, our considerations and discussions with management and the independent auditors do not assure that the Company’s financial statements are presented in accordance with accounting principles generally accepted in the United States, that the audit of our Company’s financial statements has been carried out in accordance with generally accepted auditing standards or that our Company’s independent accountants are in fact “independent.”

     In this context, the Audit Committee reviewed and discussed with management the Company’s audited financial statements as of and for the year ended December 31, 2001. The Audit Committee also met with representatives of PricewaterhouseCoopers LLP to discuss and review the results of the independent auditors’ examination of the financial statements for the year ended December 31, 2001 and the matters required to be discussed by the Statement on Auditing Standards No. 61 (Communication with Audit Committees). In addition, beginning with the quarterly report for the period ended June 30, 2001, the Audit Committee reviewed with management and representatives of PricewaterhouseCoopers LLP each 10-Q report prior to its filing with the SEC.

     The Audit Committee has also received from PricewaterhouseCoopers LLP the written disclosures required pursuant to the Independence Standards Board Standard No. 1 (Independent Discussions with Audit Committees) addressing all relationships between the auditors and the Company that might bear on the auditors’ independence.

     Based upon the Audit Committee’s discussions with management and the independent accountants, and the Audit Committee’s review of the representations of management and the report of the independent accountants to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2001, to be filed with the SEC.

The Audit Committee

William J. Reilly, Chair John E. Gould James R. Scielzo

Section 16(a) Beneficial Ownership Reporting Compliance

     Based upon reports filed by the Company with the SEC and copies of filed reports received by the Company, the Company believes all reports of ownership and changes in ownership of the Common Stock required to be filed with the SEC during 2001 by the Company’s directors, officers and more than 10 percent stockholders, were filed in compliance with Section 16(a) of the Exchange Act.

Executive Officers

     The following is a list of the Company’s executive officers:

Name	Age	Principal Occupation For Past Five Years

David G. Mazzella	61	President and Chief Executive Officer since 1997; Chief Operating Officer since 1997; Chairman since 1999.

Paul T. Babarik	60	Vice President of Sales since 1986.

Richard Elzinga	60	General Manager, Westlake, since 2000. For more than 5 years prior to joining Veramark, Mr. Elzinga was President of The Angeles Group, Inc. The Angeles Group was acquired by Veramark in January 2000.

Ronald C. Lundy	50	Treasurer since 1993.

Douglas F. Smith	57	Vice President, Operations, since 1999. Prior to 1999, Mr. Smith was the Director of Operations for Veramark.

     There are no family relationships between any of the directors or executive officers of the Company.

Executive Compensation

     The following table summarizes, for the fiscal years ended December 31, 2001, 2000 and 1999, the compensation paid or accrued to the Company’s Chief Executive Officer and four other executive officers whose cash compensation exceeded $100,000 during 2001 (the “Named Executives”).

					Long Term
			Annual Compensation		Compensation

					Awards

					Securities
Name and					Underlying	Other Annual
Principal Position	Year		Salary ($)	Bonus ($)	Options	Compensation ($)(1)

David G. Mazzella	2001		255,269	0	300,000	20,698
President, Chief Executive Officer,	2000		299,519	0	100,000	20,708
Chairman of the Board	1999		275,000	175,000	0	21,361

Richard Elzinga	2001		168,362	0	100,000	11,695
General Manager	2000	(2)	172,000	0	100,000	11,520
Westlake

Robert L. Boxer	2001	(3)	120,030	0	125,000	11,903
Vice President, General	2000		159,423	0	75,000	12,558
Counsel, Corporate Secretary	1999		129,712	69,000	25,000	13,540

Paul T. Babarik	2001		117,750	0	100,000	15,673
Vice President, Sales	2000		134,615	0	60,000	15,268
	1999		114,808	69,000	25,000	14,833

Douglas F. Smith	2001		105,946	0	32,500	12,576
Vice President, Operations	2000		119,808	0	20,000	12,362
	1999		109,750	42,000	5,000	13,432

(1)	Includes (i) automobile allowance provided by the Company; (ii) life insurance premiums paid by the Company; (iii) the Company’s contributions to its 401(k) Plan for the Named Executive’s benefit; and (iv) medical expense reimbursement paid by the Company for the Named Executive’s benefit.

(2)	Mr. Elzinga began his employment with the Company in January 2000.

(3)	Mr. Boxer resigned from the Company in November 2001. The amounts for 2001 represent his compensation information through November 2001.

Employment Agreement

     The Company has an employment agreement with David G. Mazzella to serve as President, Chief Executive Officer and a Director of the Company until December 31, 2004. The agreement provides for a minimum gross salary of $300,000 per year. Pursuant to the agreement, in the event of a change in control of the Company, or in the event Mr. Mazzella’s management responsibilities are materially diminished, the agreement may be terminated at Mr. Mazzella’s option and he will be entitled to separation pay in a lump sum equal to three times his aggregate annual compensation (including salary, bonus and benefits). In addition, unless otherwise provided pursuant to specific option grant, all of his options to purchase stock of the Company will immediately vest at 50% of the original option price and be exercisable for the option’s original term. For purposes under the agreement, a change in control of the Company may occur through a sale, merger, consolidation, sale of substantially all assets, the acquisition of more than 20% of the securities of the Company directly or indirectly by any person or entity, or a change within two years of a majority of the Board of Directors.

Retirement Benefits

     The Named Executives listed below are participants in an unfunded defined benefit retirement plan of the Company. The amount of the retirement benefit, payable from age 65, will vary depending upon length of service, retirement age and average salary. For Mr. Mazzella the benefit will equal 45% to 60% of the average of his three highest years of compensation depending upon his age at retirement. Mr. Mazzella’s retirement benefit is payable for fifteen years. For the other Named Executives the annual benefit will be between 20% and 50% of average salary for the last three full fiscal years of employment with the Company and is payable until death.

     Assuming continued employment with the Company until age 65 with average salary increases of 3% per year, the following table indicates the projected retirement benefit at age 65 for each of the Named Executives who are eligible and vested under the Company’s retirement plan:

		Years of
Name	Current Age	Service to Date	Annual Benefit at Age 65

David G. Mazzella	61	5	$191,000
Paul T. Babarik	60	15	$56,075

Stock Options

     The Company has a stock option plan under which employees may be granted incentive stock options and non-qualified stock options to purchase the Company’s Common Stock. All full-time employees of the Company and its subsidiary are eligible to receive stock options. The Compensation and Stock Option Committee of the Board of Directors administers the plan and makes all determinations with respect to eligibility, option price, term and exercisability, except that the option price on incentive stock options may not be less than 100% of fair market value on the date of grant and the term of any option may not exceed ten years.

     Stock Option Grants. The following table gives information with respect to options granted to the Named Executives during the year ended December 31, 2001. The “potential realizable value” portion of the following table illustrates the gain that might be realized upon the exercise of the options immediately prior to the expiration of their term, assuming the specified compounded rates of appreciation of the Common Stock over the term of the option. Actual gains, if any, on the stock option exercises are dependent on the future performance of the Common Stock, overall market conditions, as well as the option holders’ continued employment through the vesting period. The amounts reflected in this table may not necessarily be achieved.

						Potential Realizable
						Value at Assumed
						Annual Rates
						of Stock Price
						Appreciation
			Individual Grants			for Option Term

			Percent of
	Number of		Total Options
	Securities		Granted to	Exercise
	Underlying		Employees	of Base
Name	Options Granted		in Fiscal Year	Price ($/Sh)	Expiration Date	5%	10%

David G. Mazzella	300,000	(1)	20.80%	$0.43	08/09/11	$120,000	$267,000
Paul T. Babarik	100,000	(1)	6.93%	$0.43	08/09/11	$40,000	$89,000
Robert L. Boxer	125,000	(1)	8.67%	$0.43	11/01/03	$17,500	$25,000
Richard Elzinga	100,000	(1)	6.93%	$0.43	08/09/11	$40,000	$89,000
Douglas F. Smith	32,500	(1)	2.25%	$0.43	08/09/11	$13,000	$28,925

(1)	These options all become exercisable after August 9, 2002.

     Stock Option Exercises and Year-End Values. No options were exercised by the Named Executives during 2001. The following table shows the year end value of unexercised in-the-money options held by the Named Executives at the fiscal year end. Year end values are based upon the closing price of a share of Common Stock on NASDAQ on December 31, 2001 ($0.70).

	Number of Unexercised Options		Value of Unexercised In-the-Money
	at Fiscal Year End		Options at Fiscal Year End

Name	Exercisable	Unexercisable	Exercisable ($)	Unexercisable ($)

David G. Mazzella	550,000	350,000	0	81,000
Paul T. Babarik	112,500	165,000	0	27,000
Robert L. Boxer	167,500	202,500	0	33,750
Richard Elzinga	25,000	175,000	0	27,000
Douglas F. Smith	33,000	64,500	0	8,775

Report of the Compensation and Stock Option Committee of the Board of Directors

     The Compensation and Stock Option Committee of the Board (the “Compensation Committee”) sets compensation levels for the Chief Executive Officer and all other officers of the Company, establishes compensation and incentive plans for officers and approves payments under such incentive plans. The Compensation Committee is composed of three independent, non-employee directors who have no interlocking relationships as defined by the SEC. For 2001, these three directors were Messrs. Gould, Reilly and Scielzo.

     The Compensation Committee’s compensation policies are designed to attract and retain highly skilled executives, reward outstanding individual performance, encourage cooperative team efforts and provide an incentive to enhance long term stockholder value. The Company’s executive officer compensation program consists of base salary, annual contingent bonus compensation, long-term stock options and retirement benefits tied to age and years of service.

     In establishing salaries for the Company’s Chief Executive Officer and other officers, consideration is given to salary ranges for comparable positions in similar size companies. Data for such comparisons is obtained from nationwide surveys conducted by independent compensation consulting firms and from reviewing other companies’ compensation information included in their proxy statements. As a result of basing compensation in part on overall performance of the Company, in any particular year the Company’s executives may be paid more or less than the average executive compensation levels of comparably sized companies. In view of the performance of the Company in 2000, certain of the Company’s officers and other senior managers voluntarily reduced their salaries by 15% to 18% in 2001.

     In setting salaries within competitive ranges, the Compensation Committee considers performance related factors including the Company’s overall results during the past year and its performance relative to a budgeted plan or stated objectives. Consideration also is given to an individual’s contribution to the Company and the accomplishments of departments for which that officer has management responsibility. Potential for future contributions to the Company is also taken into account for all officers.

     The Company has a bonus compensation plan for officers and middle management, other than the Chief Executive Officer. Under this plan, the Compensation Committee each year establishes a schedule for calculating aggregate incentive compensation based upon the Company’s performance against targets for net income before tax. The total plan award is allocated to the managers by the Chief Executive Officer and the Compensation Committee through a combination of objective formulas based upon salaries and subjective performance related considerations. The net income performance standards set by the Compensation Committee were not met by the Company during 2001 and accordingly no bonuses were paid to officers and managers.

     The Compensation Committee is responsible for selecting the recipients of stock options, establishing the timing of grants, and setting the option exercise price within the terms of the Option Plan. The Compensation Committee considers the recommendations of the Chief Executive Officer with respect to officers in this regard. Stock options are viewed as a long-term incentive for officers and a means to more closely align the interests of officers with those of stockholders.

James R. Scielzo, Chair John E. Gould William J. Reilly

     This Compensation and Stock Option Committee Report shall not be deemed incorporated by reference by any general statement incorporating by reference this document or any portion thereof into any filing under the Securities Act of 1933, as amended, or the Exchange Act and shall not otherwise be deemed filed under such acts.

     Directors’ Stock Options. Each outside director receives each year an option to purchase 10,000 shares of the Common Stock at a price based upon the closing price of the Common Stock on the last trading day of the prior year. The option price will be 100% of such closing price if an incentive stock option and 85% of such closing price if a non-qualified option. In addition, effective January 1, 2002, outside directors receive $1,000 for each board meeting attended in person and $200 for each meeting attended by telephone conference.

Common Stock Performance Comparison

     The following graph shows a five-year comparison of cumulative total returns for owners of the Common Stock compared to an Index for NASDAQ stocks and the NASDAQ Telecommunications Index based upon year-end closing prices including a closing price on December 31, 2001 of $0.70 per share for the Common Stock.

COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN

	DEC-96	DEC-97	DEC-98	DEC-99	DEC-00	DEC-01

VERAMARK	7.859	6.600	5.800	12.300	0.600	0.700
	100	84	74	157	8	9

NASDAQ STOCK MARKET (US)	425.383	520.995	734.553	1,364.766	820.891	651.349
	100	122	173	321	193	153

NASDAQ TELECOMMUNICATIONS	584.393	853.044	1,411.786	2,518.787	1,072.785	718.131
	100	146	242	431	184	123

Certain Relationships and Related Transactions

     The Company has an employment agreement with Mr. Mazzella. See “— Employment Agreement” above.

PROPOSAL NO. 2 — APPROVAL OF APPOINTMENT OF INDEPENDENT AUDITORS

     On the recommendation of the Audit Committee, the Board of Directors has appointed PricewaterhouseCoopers LLP as independent auditors for the fiscal year ending December 31, 2002.

PricewaterhouseCoopers LLP also acted as the independent auditors for the Company for the fiscal years ending December 31, 2000 and December 31, 2001. For fiscal years ending December 31, 1996, through December 31, 1999, Arthur Andersen LLP were the independent auditors for the Company. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Meeting. They will be available to respond to appropriate questions and will have an opportunity to make a statement if they so desire.

     Although the appointment of independent auditors is not required to be submitted to a vote by stockholders, the board believes as a matter of policy that it is appropriate to do so. If the stockholders should not approve the appointment of PricewaterhouseCoopers LLP, the Audit Committee and Board of Directors will consider other certified public accountants for appointment.

     Audit Fees. During fiscal year 2001, the aggregate fees billed to the Company by PricewaterhouseCoopers LLP were $53,700 for the annual audit of the financial statements and review of the financial statements included in the Company’s quarterly reports on Form 10-Q.

     Financial Information Systems Design and Implementation Fees. Our independent auditors did not render information technology services to us during the fiscal year ending December 31, 2001.

     All Other Fees. The aggregate fees billed by PricewaterhouseCoopers LLP for professional services rendered to us during fiscal year 2001, other than the audit services referred to above, were $9,850, all of which was for tax preparation and tax consulting fees.

     The Audit Committee of the Board has considered whether provision of the non-audit related services described above is compatible with maintaining the independent accountants’ independence and has determined that those services have not adversely affected PricewaterhouseCoopers LLP’s independence.

PROPOSAL NO. 3 — OTHER MATTERS

     As of the date of this Proxy Statement, the Board of Directors does not intend to present, and has not been informed that any other person intends to present, any matter for action at the Meeting other than those described above. If any other matters properly come before the Meeting, it is intended that the persons named in the enclosed Proxy will vote the shares of Common Stock represented by signed proxies in accordance with their best judgment.

STOCKHOLDER PROPOSALS

     Under SEC rules, any stockholder wishing to present a proposal at the Company’s 2003 Annual Meeting of Stockholders must submit the proposal to the Company’s Secretary at its office at 3750 Monroe Avenue, Pittsford, New York 14534, no later than December 11, 2002 in order for the proposal to be considered for inclusion, if appropriate, in the proxy and proxy statement relating to the 2003 Annual Meeting of Stockholders.

By Order of the Board of Directors

Robert N. Latella Secretary

Pittsford, New York
April 10, 2002

Exhibit A

VERAMARK TECHNOLOGIES INC
Audit Committee of the Board of Directors
CHARTER

I. PURPOSE

     The Audit Committee, as appointed by the Board, shall provide assistance to the corporate directors in fulfilling their responsibility to the shareholders, potential shareholders, regulatory agencies, and the investment community relating to corporate accounting, reporting practices of the Corporation, and the quality and integrity of the financial reports of the Corporation. The Audit Committee’s primary duties and responsibilities are to:

•	Oversee that management has maintained the reliability and integrity of the accounting policies and financial reporting and disclosure practices of the Corporation.

•	Oversee that management has established and maintained processes to assure that an adequate system of internal control is functioning within the Corporation.

•	Oversee that management has established and maintained processes to assure compliance by the Corporation with all applicable laws, regulations, and corporate policy.

II. COMPOSITION

     The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgement as a member of the Audit Committee. All members of the Audit Committee shall have a working familiarity with basic finance and accounting practices,1 and at least one member of the Audit Committee shall have accounting or related financial management expertise.2

     The members of the Audit Committee shall be elected by the Board at its annual meeting of the Board held in conjunction with the annual shareholders meeting or until their successors shall be duly elected and qualified. Unless a Chairperson is elected by the full Board, the members of the Audit Committee may designate a Chairperson by majority vote of the full Audit Committee membership.

III. MEETINGS

     The Audit Committee shall meet at least three times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Audit Committee should meet at least annually with management and the independent accountants separately to discuss any matters that the Audit Committee or each of these groups believes should be discussed privately. In addition, the Audit Committee or at least its Chairperson should meet with the independent accountants and management quarterly to review the Corporation’s financials.

[1]	According to the NASD and AMEX, “familiarity with basic finance and accounting practices” requires that each such member of the Audit Committee be able to read and understand fundamental financial statements, including the Corporation’s balance sheet, income statement, and cash flow statement or will become able to do so within a reasonable period of time after his or her appointment. The NYSE requires that each member be financially literate as such qualification is interpreted by the Corporation’s Board in its business judgment or must become financially literate within a reasonable time after his or her appointment.

[2]	According to the NASD and AMEX, “accounting or related financial management expertise” requires a member who has past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. According to the NYSE, satisfaction of this standard shall be determined by the Corporation’s full Board in its business judgment.

IV. RESPONSIBILITIES AND DUTIES

     To fulfill its responsibilities and duties the audit Committee shall:

     Documents/Reports Review

1)	Review and reassess, at least annually, the adequacy of this Charter. Make recommendations to the Board, as conditions dictate, to update this Charter.

2)	Review with management and the independent accountants the Corporation’s annual financial statements, as included in the Company’s 10-K report, including a discussion with the independent accountants of the matters required to be discussed by Statement of Auditing Standards No. 61 (“SAS No. 61”).

3)	Review with management and the independent accountants the 10-Q prior to its filing or prior to the release of earnings, including a discussion with the independent accountants of the matters to be discussed by SAS No. 61. The Chairperson of the Audit Committee may represent the entire Audit Committee for purposes of this review.

     Independent Accountants

4)	Review the performance of the independent accountants and make recommendations to the Board regarding the appointment or termination of the independent accountants. The Audit Committee and the Board have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside auditor. The independent accountants are ultimately accountable to the Audit Committee and the entire Board for such accountants’ review of the financial statement and controls of the Corporation. On an annual basis, the Audit Committee should review and discuss with the accountants all significant relationships the accountants have with the Corporation to determine the accountants’ independence.

5)	Oversee independence of the accountants by:

•	receiving from the accountants, on a periodic basis, a formal written statement delineating all relationships between the accountants and the Corporation consistent with Independence Standards Board Standard 1 (“ISB no. 1”),

•	reviewing, and actively discussing with the Board, if necessary, and the accountants, on a periodic basis, any disclosed relationships or services between the accountants and the Corporation or any other disclosed relationships for services that may impact the objectivity and independence of the accountants; and

•	recommending, if necessary, that the Board take certain action to satisfy itself of the auditor’s independence.

     Financial Reporting Process

6)	In conjunction with the independent accountants and management, review the integrity of the Corporation’s external financial reporting processes.

7)	Consider and approve, if appropriate, major changes to the Corporation’s auditing and accounting principles and practices as suggested by the independent accountants or management.

8)	Establish regular systems of reporting to the Audit Committee by each of management and the independent accountants regarding any significant judgments made in management’s preparation of the financial statements and any significant difficulties encountered during the course of the review or audit, including any restrictions on the scope of the work or access to require information.

9)	Review any significant disagreement among management and the independent accountants in connection with the preparation of the financial statements.

2

     Legal Compliance/General

10)	Review with the Corporation’s counsel, any legal matter that could have a significant impact on the Corporation’s financial statements.

11)	Report through its Chairperson to the Board following meetings of the Audit Committee.

12)	Maintain minutes or other records of meetings and activities of the Audit Committee.

3

Please date, sign and mail your proxy
card back as soon as possible!

Annual Meeting of Shareholders
VERAMARK TECHNOLOGIES, INC.

May 16, 2002

Please Detach and Mail in the Envelope Provided

[X]	Please mark your votes as in this example.

		FOR	WITHHELD						FOR	AGAINST	ABSTAIN

1.	ELECTION OF DIRECTORS	☐	☐	Nominees:	John E. Gould David G. Mazzella William J. Reilly James R. Scielzo		2.	Approval of the appointment of PricewaterhouseCoopers LLP as auditors for the year ending December 31, 2002.	☐	☐	☐

	For, except vote withheld from the following nominee(s):					3.		At their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting. The undersigned hereby revokes all proxies related to the Annual Meeting.

							This proxy will be voted as specified. If the Proxy is signed and no direction is given, the shares represented will be voted FOR Proposals 1 and 2 and will be voted in the discretion of the Proxies named herein with respect to any matters referred to in proposal 3.

							PLEASE MARK, SIGN, DATE & RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.

SIGNATURE ___________________ DATE_____________	SIGNATURE _____________ DATE________
(SIGNATURE IF HELD JOINTLY)

(Note: Stockholder must sign exactly as your name appears hereon. Joint owners must each sign.)

VERAMARK TECHNOLOGIES, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS MAY 16, 2002

     The undersigned hereby appoints David G. Mazzella and John E. Gould, and each of them with full power of substitution, as proxies to vote, as designated on the reverse side of this proxy card, all of the shares of common stock of Veramark Technologies, Inc. which the undersigned is entitled to vote at the Annual Meeting of the Shareholders of the Company, and at any adjournments thereof, upon the matters set forth in the notice and proxy statement.

(To be Signed on the Reverse Side)